UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Ally Financial Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!
ALLY FINANCIAL INC. ALLY DETROIT CENTER, 500 WOODWARD AVE M: MI-01-10-CORPSEC DETROIT, MI 48226	ALLY FINANCIAL INC. 2025 Annual Meeting of Stockholders Vote by May 5, 2025 11:59 PM ET

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You invested in ALLY FINANCIAL INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the 2025 Annual Meeting of Stockholders to be held on May 6, 2025.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 22, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com/ALLY, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting* May 6, 2025 9:00 AM EDT
Point your camera here and
vote without entering a
control number
Virtually at: www.virtualshareholdermeeting.com/ALLY2025

*Please check the meeting materials for any special requirements for meeting attendance.

 Vote at www.ProxyVote.com/ALLY

 THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming Annual Meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends

1.	Election of Directors.
Nominees:

1a.	Franklin W. Hobbs

1b.	William H. Cary

1c.	Mayree C. Clark

1d.	Kim S. Fennebresque

1e.	Thomas P. Gibbons

1f.	Michelle J. Goldberg

1g.	Marjorie Magner

1h.	David Reilly

1i.	Michael G. Rhodes

1j.	Brian H. Sharples

2.	Advisory vote on executive compensation.

3.	Ratification of the Audit Committee’s engagement of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2025.

NOTE: If any other matter may be properly considered at the Annual Meeting, your proxy can exercise discretion in voting these shares on the matter.

Prefer to receive an email instead? While voting on www.ProxyVote.com/ALLY, be sure to click “Delivery Settings”.

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